EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Sanofi-Aventis, dated November 8, 2005, of our report dated April 11, 2005, relating to the consolidated financial statements of Sanofi-Aventis, which appears in its Annual Report on Form 20-F for the year ended December 31, 2004.

PricewaterhouseCoopers Audit


Represented by Jacques Denizeau and Catherine Pariset





/s/ Jacques Denizeau                                    /s/ Catherine Pariset
-----------------------                                 -----------------------
Jacques Denizeau                                        Catherine Pariset



Paris, France
November 8, 2005